EXHIBIT 99.1
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For Immediate Release                                   Source: ImproveNet, Inc.
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                 IMPROVENET, INC. COMPLETES A PRIVATE PLACEMENT

SCOTTSDALE, ARIZ., June 25, 2004-- IMPROVENET, INC. (OTC Bulletin Board: IMPV), a leading web-based home improvement services company, announced today that it has completed a private placement with affiliates of Geocapital Partners, LLC and other accredited individual investors. In the private placement transaction, ImproveNet sold 10,500,000 shares of common stock for $1.05 million. The Company also granted the investors warrants to purchase a total of 8,000,000 shares of the Company's common stock at an exercise price of $0.15 per share. The right to designate a nominee to the Company's Board of Director's was also granted to one of the accredited investors. The funds received will be used for general corporate purposes and to increase the Company's financial flexibility.

As part of the transaction, the investors also purchased 1.5 million shares of common stock from affiliates of three of the officers and directors of the Company for a total of $150,000. Each selling party entered into a lock-up agreement restricting future sales of their common stock for a specified period as well as a voting agreement regarding the accredited investor's designated nominee to the Company's Board of Directors.

In addition, $370,000 of the $400,000 outstanding convertible promissory notes issued to accredited investors by the Company in December 2003 were converted into common stock and warrants on similar terms to the private placement. The remaining $30,000 of convertible promissory notes are being paid in full by the Company in lieu of conversion.

The shares of common stock issued in the transaction have not been registered under the Securities Act of 1933 or any applicable state securities laws and may not be subsequently offered or sold by the investors absent registration or an applicable exemption from the registration requirements. ImproveNet has agreed to file a registration statement covering the resale of the common stock by the investors.

"Our team is very pleased to have such a great financing partner that shares our deep belief in ImproveNet's business model. In addition to strengthening our balance sheet, this financing will facilitate key strategic growth initiatives in the areas of homeowner home improvement job lead acquisitions and contractor recruiting," said Jeffrey Rassas, CEO of ImproveNet.

ABOUT IMPROVENET
Recognized by MONEY MAGAZINE as "Best of the Web" in 2003 in the Home Improvement Category, ImproveNet, Inc. (OTC Bulletin Board: IMPV) has been connecting homeowners with pre-screened local contractors since 1996. Its website, www.improvenet.com, includes over 50,000 pages of content and serves both homeowner and home improvement professionals ranging from architects, designers, builders, and contractors to complete projects from start to finish as well as management
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tools, product showcases, visualizers, advice from experts, and active message boards targeting home improvement content. ImproveNet identifies and provides access to a $2B home improvement market.

eTechLogix, Inc., a wholly-owned subsidiary of ImproveNet, is a developer and marketer of enterprise commerce management (ECM) software and services for the manufacturing and distribution markets of the $1 trillion Building Materials Industry utilizing MarketMaker(TM), SmartFusion(TM), SmartDistributor(TM), and SmartService(TM) software applications.

Information about ImproveNet services is available by calling (480) 346-0000 or toll free at 1-800-513-6609 and through ImproveNet's web site at www.improvenet.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE "FORWARD-LOOKING" STATEMENTS THAT INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY RESULTS, PERFORMANCES OR ACHIEVEMENTS EXPRESS OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES, INCLUDE, BUT ARE NOT LIMITED TO THE STATEMENTS MADE REGARDING THE EFFECTIVENESS OF THE NEW CAPITAL FOR THE COMPANY, THE COMPANY'S FUTURE OPERATIONS OR FINANCIAL RESULTS, DEMAND FOR THE COMPANY'S PRODUCTS AND SERVICES, COMPETITIVENESS IN THE MARKETPLACE OF ITS PRODUCT AND SERVICES OFFERINGS, AND THE EFFECTIVENESS OF MANAGEMENT'S STRATEGY IN EXECUTING THE BUSINESS MODEL, AND OTHER RISKS DETAILED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS ON FORM 10-KSB AND FORM 10-QSB. UNDUE REFERENCE SHOULD NOT BE PLACED ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.


Media Contacts:
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Jeffrey Rassas, CEO
ImproveNet, Inc.
(480) 346-0000
CEO@improvenet.com